HarborView Mortgage Pass-Through Certificates

Series 2004-11

Preliminary Marketing Materials

$1,019,439,000 (Approximate)

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet

Date Prepared: December 1, 2004

HarborView Mortgage Pass-Through Certificates, Series 2004-11

Mortgage Pass-Through Certificates, Series 2004-11

$1,019,439,000 (Approximate, Subject to +/- 10% Variance)

Publicly Offered Certificates

Adjustable Rate Residential Mortgage Loans

Class	Principal Amount (Approx) (1)	WAL (Yrs) Call/ Mat (2)	Pmt Window (Mths) Call/ Mat (2)	Interest Rate Type	Tranche Type	Expected Ratings S&P/Moody’s
1-A	$673,902,000	Not Marketed Hereby		Floater (3)	Senior Floater	AAA/Aaa
2-A1A	$377,678,000	3.63 / 3.98	1-115 / 1-360	Floater (3)	Super Senior Floater	AAA/Aaa
2-A1B	$101,873,000	3.63 / 3.98	1-115 / 1-360	Floater (3)	Senior Mezz Floater	AAA/Aaa
3-A1A	$425,198,000	3.60 / 3.94	1-115 / 1-360	Floater (3)	Super Senior Floater	AAA/Aaa
3-A1B	$114,690,000	3.60 / 3.94	1-115 / 1-360	Floater (3)	Senior Mezz Floater	AAA/Aaa
X (4)	Notional			Variable	Senior IO	AAA/Aaa
A-R	$100			Variable	Senior/Residual	AAA/Aaa
B-1	$36,414,000			Floater (5)	Subordinate Floater	AA/Aa2
		Not Marketed Hereby
B-2	$30,951,000			Floater (5)	Subordinate Floater	A/A2
B-3	$21,848,000			Floater (5)	Subordinate Floater	BBB/Baa2
B-4	$12,744,000				Subordinate Floater	BB/Ba2
B-5	$19,117,000	Privately Offered Certificates			Subordinate Floater	B/NR
B-6	$6,383,533				Subordinate Floater	NR/NR
Total	$1,820,798,633

(1)

Distributions on the Class 1-A Certificates will be derived primarily from a pool of conforming balance adjustable-rate mortgage loans (“Group 1 Mortgage Loans”). Distributions on the Class 2-A1A and Class 2-A1B Certificates will be derived primarily from a pool of conforming and non-conforming balance adjustable-rate mortgage loans (“Group 2 Mortgage Loans”). Distributions on the Class 3-A1A and Class 3-A1B will be derived primarily from a pool of conforming and non-conforming balance adjustable-rate mortgage loans (“Group 3 Mortgage Loans”). Distributions on the Class X and Subordinate Certificates will be derived from the Group 1 Mortgage Loans, Group 2 Mortgage Loans and Group 3 Mortgage Loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)

The WAL and Payment Window for the Class 1-A, Class 2-A1A, Class 2-A1B, Class 3-A1A and Class 3-A1B Certificates are shown to the first ossible Optional Call Date and to maturity.

(3)

On each Distribution Date, the Certificate Interest Rate for the Class 1-A, Class 2-A1A, Class 2-A1B, Class 3-A1A and Class 3-A1B Certificates will be equal to the least of (i) One-Month LIBOR plus the related margin (which margin doubles after the first possible Optional Call Date), (ii) the related Net WAC Cap and (iii) 10.50%.

(4)

The Class X Certificates will consist of one interest only component and three principal only components each related to a specific group of Mortgage Loans. The interest only component will have a notional balance equal to the aggregate principal balance of the Mortgage Loans.  It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the weighted average of the Net Mortgage Rates of the Mortgage Loans over (ii) the product of (a) interest accrued on the Certificates (other than the Class X Certificates) during the related accrual period and (b) 12 divided by the aggregate principal balance of the Mortgage Loans. The principal only components of the Class X Certificates will each have an initial principal balance equal to zero, which principal balance will be increased to the extent of any Net Deferred Interest from the related group of Mortgage Loans allocated to the related principal only component of the Class Certificates, as described herein.

(5)

For each Distribution Date, the Certificate Interest Rate for the Class B-1, Class B-2 and Class B-3 Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (in each case, which margin will be multiplied by 1.5 after the first possible Optional Call Date), (ii) the related Net WAC Cap and (iii) the related Net Maximum Rate Cap.

Depositor:

Greenwich Capital Acceptance, Inc.

Lead Underwriter:

Greenwich Capital Markets, Inc.

Co-Manager:

WaMu Capital Corp.

Servicers:

Countrywide Home Loans Servicing, LP.

Trustee

Deutsche Bank National Trust Company.

Custodians:

Deutsche Bank National Trust Company and The Bank of New York.

Rating Agencies:

S&P and/or Moody’s will rate the Offered Certificates. It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:

December 1, 2004.

Expected Pricing Date:

December [ ], 2004.

Closing Date:

On or about December 30, 2004.

Distribution Date:

The 19th of each month (or if such day is not a business day, the next succeeding business day), commencing in January 2005.

Certificates:

The “Senior Certificates” will consist of the Class 1-A, Class 2-A1A, Class 2-A1B, Class 3-A1A and Class 3-A1B (collectively the “Class A Certificates”), the Class X Certificates and Class A-R Certificate. The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will be referred to herein as the “Subordinate Certificates.” The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates.” The Class 1-A, Class 2-A1A, Class 2-A1B, Class 3-A1A and Class 3-A1B Certificates (the “Offered Certificates”) are being offered publicly

Accrued Interest:

The price to be paid by investors for the Certificates will not include accrued interest (settling flat).

Interest Accrual Period:

The interest accrual period with respect to the Certificates for a given Distribution Date will be the period beginning with the prior Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an Actual/360 basis). The interest accrual period for the Class A-R and Class X Certificates will be the calendar month prior to such Distribution Date (on a 30/360 basis).

Registration:

The Offered Certificates (other than the Class A-R Certificates) will be made available in book-entry form through DTC. The Offered Certificates will, upon request, be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:

It is anticipated that a portion of the Class A Certificates and Subordinate Certificates will be treated as REMIC residual interest for tax purposes.  The Class A-R Certificate will be treated as a REMIC residual interest tax purposes.

ERISA Eligibility:

The Class A Certificates and Class B-1, Class B-2 and Class B-3 Certificates are expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Class A, Class B-1, Class B-2 or Class B-3 Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws. The Class A-R Certificate will not be ERISA eligible

SMMEA Treatment:

The Senior Certificates and Class B-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA. The Class B-2 and Class B-3 Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:

The terms of the transaction allow for an option to terminate the Offered Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Pricing Prepayment

Speed:

The LIBOR Certificates will be priced to a prepayment speed of 20% CPR.

Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the mortgage loans described herein is approximately $1,122,417,448 (the “Mortgage Loans”). The Mortgage Loans consist of conventional, adjustable rate, first lien residential mortgage loans, substantially all of which have original terms to maturity of 30 years.

The “Group 1 Mortgage Loans” consist of conforming balance adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $455,345,759. All of the Group 1 Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period of one, two, three or four months) based upon an index rate of (i) the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the “MTA”), (ii) the weighted average cost of funds of depository institutions, headquartered in Arizona, California or Nevada and members of the Eleventh District of the Federal Home Loan Bank System, as computed from statistics tabulated and published by the FHLB of San Francisco (“Eleventh District COFI”) or (iii) 1 month LIBOR (“One-Month LIBOR”).

The “Group 2 Mortgage Loans” consist of conforming and non conforming balance adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $300,584,553. All of the Group 2 Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period of one, two or three months) based upon an index rate of (i) 1 month LIBOR (“One-Month LIBOR”).

The “Group 3 Mortgage Loans” consist of conforming and non conforming balance adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $366,487,136. All of the Group 3 Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period of one, two or three months) based upon an index rate of (i) the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the “MTA”).

Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, “Deferred Interest”). The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

Credit Enhancement:

Senior/subordinate, shifting interest structure. The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Senior Certificates will consist of the subordination of the Class B-1, Class B- 2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [7.00]% total subordination.

 Shifting Interest:

Until the Distribution Date occurring in January 2015, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement percentage provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive increasing portions of unscheduled principal.

The unscheduled principal payment percentages on the Subordinate Certificates are as follows:

Periods:

Unscheduled Principal Payments (%)

January 2005 – December 2014

0% Pro Rata Share

January 2015 – December 2015

30% Pro Rata Share

January 2016 – December 2016

40% Pro Rata Share

January 2017 – December 2017

60% Pro Rata Share

January 2018 – December 2018

80% Pro Rata Share

January 2019 and after

100% Pro Rata Share

However, if the credit enhancement percentage provided by the Subordinate Certificates has doubled from the initial credit enhancement percentage (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in January 2008, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in January 2008, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

Scheduled principal payments will be distributed pro rata to the Senior and Subordinate Certificates.

Any unscheduled principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage related to the loan group (aggregate principal balance of the related Senior Certificates, divided by the aggregate principal balance of the related Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the related Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the related Mortgage Loans as of the Cut-off Date), the related Senior Certificates will receive all unscheduled principal payments for the Mortgage Loans, regardless of any unscheduled principal payment percentages above.

Unscheduled principal will generally consist of the sum of (i) liquidation proceeds, recoveries, and other unscheduled principal amounts and (ii) the excess, if any, of voluntary prepayments over Deferred Interest.

Allocation of

Realized Losses:

Any realized losses other than excess losses on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the related class principal balance has been reduced to zero; and second; to the Senior Certificates (other than the Class X Certificates) as follows:

(a)

any realized losses remaining on the Group 1 Mortgage Loans to the Class 1-A Certificates and the group 1 principal only component of the Class X Certificates, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that that the Class 1-A1 Certificates’ pro rata allocation of realized losses will first be allocated to the Class 1-A1B and Class 2-A1B Certificates until its class principal balance has been reduced to zero.

(b)

any realized losses remaining on the Group 2 Mortgage Loans to the Class 2-A1A, Class 2-A1B Certificates and the group 2 principal only component of the Class X Certificates, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that that the Class 2-A1A Certificates’ pro rata allocation of realized losses will first be allocated to the Class 2-A1B Certificates until its class principal balance has been reduced to zero.

(c)

any realized losses remaining on the Group 3 Mortgage Loans to the Class 3-A1A, Class 3-A1B Certificates and the group 3 principal only component of the Class X Certificates, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that that the Class 3-A1A Certificates’ pro rata allocation of realized losses will first be allocated to the Class 3-A1B Certificates until its class principal balance has been reduced to zero.

Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the related Class A Certificates and the related component of the Senior Subordinate Certificates on a pro rata basis.

Net Mortgage Rate:

The “Net Mortgage Rate” with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate (0.375%), LPMI fee rate, if any, and the trustee fee rate.

Net WAC Cap:

The “Net WAC Cap” for the Class 1-A, Class 2-A1A, Class 2-A1B, Class 3-A1A, and Class 3-A1B Certificates is equal to the weighted average of the Net Mortgage Rates of the related Mortgage Loans, in each case adjusted for the related accrual period.

The “Net WAC Cap” for the Subordinate Certificates the weighted average of the Net Mortgage Rates of the Group 1 Mortgage loans, Group 2 Mortgage Loans and Group 3 Mortgage Loans weighted based on component principal balance, in each case adjusted for the related accrual period.

Net Mortgage Rate:

The “Net Maximum Rate” with respect to each Mortgage Loan is equal to the maximum mortgage rate less the servicing fee rate (0.375%), LPMI fee rate, if any, and the trustee fee rate.

Carryover Shortfall

Amount:

The Class 1-A, Class 2-A1A, Class 2-A1B, Class 3-A1A, Class 3-A1B and Subordinate Certificates will be entitled to the payment of an amount equal to the sum of (i) the excess, if any, of (a) interest accrued at the Certificate Interest Rate for such Class (without giving effect to the Net WAC Cap) over (b) the amount of interest actually accrued on such Class and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the Certificate Interest Rate for such Class without giving effect to the Net WAC Cap) (together, the “Carryover Shortfall Amount”). The Carryover Shortfall Amount will be paid only to the extent of interest otherwise distributable to the IO component of the Class X Certificates (after the reduction due to Net Deferred Interest allocable to the Class X Certificates) and additionally in the case of the Class 1-A, Class 2-A1A, Class 2-A1B, Class 3-A1A and Class 3-A1B Certificates amounts available from the related Yield Maintenance Agreement, on such Distribution Date or future Distribution Dates.

Adjusted Cap Rate:

The “Adjusted Cap Rate” for the Class 1-A, Class 2-A1A, Class 2-A1B, Class 3-A1A and Class 3-A1B Certificates and for any Distribution Date equals (x) the Net Mortgage Rates of the related Mortgage Loans less (y) a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the related mortgage loan group for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance of the related mortgage loan group as of the first day of the month prior to such Distribution Date, adjusted for the related Interest Accrual Period.

The “Adjusted Cap Rate” for the Subordinate Certificates and for any Distribution Date equals the Net WAC Cap for the Subordinate Certificates, computed for this purpose by first reducing the (A) weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Group 1 Mortgage Loans for such Distribution Date, and (b) 12, divided by (ii) the aggregate principal balance of the Group 1 Mortgage Loans as of the first day of the month prior to such Distribution Date, (B) weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans by a per annum rate equal to: (I) the product of (a) the Net Deferred Interest for the Group 2 Mortgage Loans for such Distribution Date, and (b) 12, divided by (II) the aggregate principal balance of the Group 2 Mortgage Loans as of the first day of the month prior to such Distribution Date and (C) weighted average of the Net Mortgage Rates of the Group 3 Mortgage Loans by a per annum rate equal to: (I) the product of (a) the Net Deferred Interest for the Group 3 Mortgage Loans for such Distribution Date, and (b) 12, divided by (II) the aggregate principal balance of the Group 3 Mortgage Loans as of the first day of the month prior to such Distribution Date.

The “Adjusted Cap Rate” for the Class X Certificates and any Distribution Date shall equal the Certificate Interest Rate for the Class X Certificates, computed for this purposes by (i) reducing the weighted average Net Mortgage Rate of the Mortgage Loans by a per annum rate equal to the quotient of (a) the Net Deferred Interest on the Mortgage Loans for such Distribution Date multiplied by 12, divided by (b) the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such distribution date, and (ii) computing the weighted average of the pass-through rates of the certificates (other than the Class X Certificates) by substituting “Adjusted Cap Rate” for “Net WAC Cap” in the definition of pass-through rate for each of the Class A-R, Class 1-A, Class 2-A1A, Class 2-A1B, Class 3- A1A, Class 3-A1B and Subordinate Certificates.

Net Deferred Interest:

The “Net Deferred Interest” for a Distribution Date and Mortgage Loan Group is the excess, if any, of Deferred Interest for the related due period and group over voluntary principal prepayments for the related prepayment period and group.

For any Distribution Date, Net Deferred Interest will be allocated among the Certificates in an amount equal to the excess, if any, for each such class of (i) the current interest accrued at the applicable Certificate Interest Rate for such class, over (ii) the amount of current interest that would have accrued had the Certificate Interest Rate for such class equaled the related Adjusted Rate Cap for such class and Distribution Date. The amount of current interest allocable to each Class of Certificates (other than the Class X Certificates) will be reduced by the amount of Net Deferred Interest allocable to such Class of Certificates and such Net Deferred Interest will be added to the principal balance of such Class of Certificates (or added to the principal balance of the principal only component in the case of the Class X Certificates).

Yield Maintenance

Agreements:

On the Closing Date, the Trustee will enter into a “Yield Maintenance Agreement”, or “YMA”, with a counterparty (the “Counterparty”) for the benefit of the Class 1-A, Class 2-A1A, Class 2-A1B, Class 3-A1A, and Class 3-A1B Certificates. The notional balance of the YMA for any Distribution Date is equal to the lesser of (i) the notional balance as set forth in the schedule below and (ii) the aggregate balance of the related Certificates on the day prior to such Distribution Date. The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the specified strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds 10.50%. The Yield Maintenance Agreement will terminate after the Distribution Date in July 2015. Any payments received from the related Yield Maintenance Agreement will be used to pay Carryover Shortfall Amounts on the Class 1-A, Class 2-A1A, Class 2-A1B, Class 3-A1A, and Class 3-A1B Certificates (allocated pro rata based on class principal balance), as applicable.

	The Class 2-A1A and Class 2-A1B Yield Maintenance Agreement
Period	Notional ($)	Strike (%)	Period	Notional ($)	Strike (%)	Period	Notional ($)	Strike (%)
1	479,551,000	99.0000	44	229,085,203	9.2547	87	98,981,131	9.8930
2	469,218,833	5.8114	45	224,194,995	9.2547	88	97,063,335	9.2547
3	460,488,079	10.2463	46	219,262,429	9.5632	89	95,181,842	9.5632
4	453,322,977	9.2547	47	215,082,046	9.2547	90	93,335,970	9.2547
5	446,269,498	9.5632	48	210,980,127	9.5632	91	91,525,056	9.5632
6	439,325,798	9.2547	49	206,955,214	9.2547	92	89,748,444	9.2547
7	432,490,059	9.5632	50	203,005,872	9.2547	93	88,005,492	9.2547
8	425,760,499	9.2547	51	199,130,694	10.2463	94	86,295,573	9.5632
9	419,135,365	9.2547	52	195,328,300	9.2547	95	84,618,066	9.2547
10	412,612,934	9.5632	53	191,597,334	9.5632	96	82,972,367	9.5632
11	406,190,674	9.2547	54	187,933,547	9.2547	97	81,357,879	9.2547
12	399,846,228	9.5632	55	184,338,637	9.5632	98	79,774,018	9.2547
13	393,535,644	9.2547	56	180,811,320	9.2547	99	78,220,211	10.2463
14	387,280,267	9.2547	57	177,350,338	9.2547	100	76,695,896	9.2547
15	381,123,084	10.2463	58	173,954,454	9.5632	101	75,200,520	9.5632
16	375,062,460	9.2547	59	170,622,455	9.2547	102	73,733,540	9.2547
17	369,096,791	9.5632	60	167,353,150	9.5632	103	72,294,426	9.5632
18	363,224,499	9.2547	61	164,145,372	9.2547	104	70,882,656	9.2547
19	357,444,033	9.5632	62	160,997,973	9.2547	105	69,497,716	9.2547
20	351,753,871	9.2547	63	157,909,828	10.2463	106	68,139,104	9.5632
21	346,152,514	9.2547	64	154,879,832	9.2547	107	66,806,327	9.2547
22	340,638,492	9.5632	65	151,906,900	9.5632	108	65,498,901	9.5632
23	335,209,637	9.2548	66	148,989,970	9.2547	109	64,216,350	9.2547
24	329,846,733	9.5632	67	146,127,995	9.5632	110	62,958,208	9.2547
25	324,511,991	9.2548	68	143,319,952	9.2547	111	61,724,017	10.2463
26	319,223,777	9.2548	69	140,564,835	9.2547	112	60,513,328	9.2547
27	314,019,069	10.2463	70	137,861,655	9.5632	113	59,325,700	9.5632
28	308,896,473	9.2548	71	135,209,445	9.2547	114	58,160,701	9.2547
29	303,854,616	9.5632	72	132,607,252	9.5632	115	57,017,906	9.5632
30	298,892,153	9.2548	73	130,054,144	9.2547	116	55,896,897	9.2547
31	294,007,758	9.5632	74	127,549,205	9.2547	117	54,797,268	9.2547
32	289,200,131	9.2548	75	125,091,535	10.2463	118	53,718,615	9.5632
33	283,734,598	9.2548	76	122,680,252	9.2547	119	52,660,545	9.2547
34	278,364,671	9.5632	77	120,314,491	9.5632	120	51,622,672	9.5632
35	273,088,022	9.2548	78	117,993,400	9.2547	121	50,604,616	9.2547
36	267,887,674	9.5632	79	115,716,147	9.5632	122	49,606,005	9.2547
37	262,730,685	9.2548	80	113,481,912	9.2547	123	48,626,474	10.2463
38	257,664,497	9.2548	81	111,289,891	9.2547	124	47,665,663	9.2547
39	252,687,486	9.8930	82	109,139,297	9.5632	125	46,723,223	9.5632
40	247,798,055	9.2547	83	107,029,355	9.2547	126	45,798,806	9.2547
41	242,994,636	9.5632	84	104,959,306	9.5632	127	44,892,074	9.5632
42	238,275,691	9.2547	85	102,928,405	9.2547
43	233,639,707	9.5632	86	100,935,919	9.2547

	The Class 3-A1A and Class 3-A1B Yield Maintenance Agreement
Period	Notional ($)	Strike (%)	Period	Notional ($)	Strike (%)	Period	Notional ($)	Strike (%)
1	539,888,000	99.00000	44	257,253,181	9.25533	87	111,822,872	9.89361
2	528,304,018	6.26217	45	252,246,944	9.25533	88	109,656,172	9.25531
3	518,589,584	10.24696	46	247,328,365	9.56384	89	107,530,485	9.56382
4	510,427,167	9.25532	47	242,990,317	9.25532	90	105,445,046	9.25531
5	502,393,137	9.56383	48	238,358,509	9.56383	91	103,399,100	9.56382
6	494,485,357	9.25532	49	233,813,630	9.25532	92	101,391,910	9.25531
7	486,701,723	9.56383	50	229,354,062	9.25531	93	99,422,750	9.25531
8	479,040,170	9.25532	51	224,978,217	10.24695	94	97,490,910	9.56382
9	471,498,669	9.25532	52	220,678,778	9.25531	95	95,595,690	9.25531
10	464,075,224	9.56383	53	216,460,139	9.56382	96	93,736,406	9.56382
11	456,766,332	9.25532	54	212,320,795	9.25531	97	91,912,385	9.25531
12	449,538,050	9.56383	55	208,259,269	9.56382	98	90,122,967	9.25531
13	442,349,119	9.25532	56	204,274,111	9.25531	99	88,367,504	10.24695
14	435,229,862	9.25533	57	200,363,898	9.25531	100	86,645,360	9.25531
15	428,223,492	10.24697	58	196,527,235	9.56382	101	84,955,912	9.56382
16	421,328,116	9.25533	59	192,762,749	9.25531	102	83,298,548	9.25531
17	414,541,876	9.56384	60	189,069,098	9.56382	103	81,672,666	9.56382
18	407,862,945	9.25533	61	185,444,959	9.25531	104	80,077,676	9.25531
19	401,289,528	9.56384	62	181,889,037	9.25531	105	78,513,000	9.25531
20	394,819,862	9.25533	63	178,400,062	10.24695	106	76,978,070	9.56382
21	388,452,213	9.25533	64	174,976,784	9.25531	107	75,472,328	9.25531
22	382,184,880	9.56384	65	171,617,978	9.56382	108	73,995,227	9.56382
23	376,014,860	9.25533	66	168,322,443	9.25531	109	72,546,230	9.25531
24	369,912,976	9.56385	67	165,088,998	9.56382	110	71,124,811	9.25531
25	363,843,757	9.25534	68	161,916,486	9.25531	111	69,730,452	10.24695
26	357,833,294	9.25534	69	158,803,769	9.25531	112	68,362,646	9.25531
27	351,918,760	10.24698	70	155,749,733	9.56382	113	67,020,894	9.56382
28	346,098,540	9.25534	71	152,753,282	9.25531	114	65,704,708	9.25531
29	340,371,048	9.56385	72	149,813,342	9.56382	115	64,413,608	9.56382
30	334,734,725	9.25534	73	146,928,859	9.25531	116	63,147,123	9.25531
31	329,188,037	9.56385	74	144,098,797	9.25531	117	61,904,791	9.25531
32	323,729,481	9.25534	75	141,322,140	10.24695	118	60,686,160	9.56382
33	318,357,576	9.25534	76	138,597,893	9.25531	119	59,490,783	9.25531
34	312,362,348	9.56385	77	135,925,075	9.56382	120	58,318,224	9.56382
35	306,470,407	9.25534	78	133,302,728	9.25531	121	57,168,055	9.25531
36	300,656,215	9.56385	79	130,729,908	9.56382	122	56,039,855	9.25531
37	294,888,834	9.25534	80	128,205,691	9.25531	123	54,933,211	10.24695
38	289,222,708	9.25534	81	125,729,168	9.25531	124	53,847,718	9.25531
39	283,656,026	9.89364	82	123,299,450	9.56382	125	52,782,979	9.56382
40	278,187,010	9.25534	83	120,915,660	9.25531	126	51,738,604	9.25531
41	272,813,916	9.56385	84	118,576,943	9.56382	127	50,714,209	9.56382
42	267,535,030	9.25533	85	116,282,454	9.25531
43	262,348,669	9.56384	86	114,031,367	9.25531

Certificates Priority of

Distributions:

Available funds from the Mortgage Loans will be distributed in the following order of priority:

1) *

Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate, from the related Mortgage Loans, provided, however, that any interest otherwise distributable with respect to the Class X Certificates will be reduced to the extent necessary to pay any Carryover Shortfall Amount below (after giving effect to any Net Deferred Interest amount allocated to the interest only component of the Class X Certificates);

2) **

a)

from the Group 1 Mortgage Loans, to the Class A-R Certificates, Class 1-A Certificates and group 1 principal-only component of the Class X Certificates, sequentially, until the principal balance of such Class (or the related principal only component in the case of the Class X Certificates) has been reduced to zero, up to the principal allocable for such classes;

b)

from the Group 2 Mortgage Loans, first pro rata to the Class 2-A1A and Class 2-A1B Certificates, until the aggregate principal balance of such Classes has been reduced to zero and second, to the group 2 principal-only component of the Class X Certificates, until the principal balance of the related principal only component of the Class X Certificates has been reduced to zero, up to the principal allocable for such classes;

c)

from the Group 3 Mortgage Loans, first pro rata to the Class 3-A1A and Class 3-A1B Certificates, until the aggregate principal balance of such Classes has been reduced to zero and second, to the group 3 principal-only component of the Class X Certificates, until the principal balance of the related principal only component of the Class X Certificates has been reduced to zero, up to the principal allocable for such classes;

3)

First to the Class 1-A, Class 2-A1A, Class 2-A1B, Class 3-A1A and Class 3-A1B Certificates on a pro rata basis and second, to the Subordinate Certificates in sequentially, to pay any related Carryover Shortfall Amount, solely from amounts otherwise distributable with respect to the interest only component of the Class X Certificates (after giving effect to any Net Deferred Interest amount allocated to the interest only component of the Class X Certificates);

4)

Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

5)

Class B-1 Certificates, principal allocable to such Class;

6)

Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

7)

Class B-2 Certificates, principal allocable to such Class;

8)

Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

9)

Class B-3 Certificates, principal allocable to such Class;

10)

Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

11)

Class A-R Certificate, any remaining amount.

* The accrued and unpaid interest payable to a Class of Certificates on any Distribution Date will be reduced by the amount of any Net Deferred Interest allocated to such Class of Certificates on such Distribution Date.

** Under certain limited circumstances such as when (i) the aggregate principal balance of any of the Class A Certificates and the related principal only component have been reduced to zero or (ii) the aggregate principal balance of any of the Class A Certificates and the related principal only component are undercollateralized, principal and/or interest from such related mortgage loan group in case (i) or principal and interest from another mortgage loan group or groups in the case (ii) will be used to make payments on the unrelated Class A Certificates and principal only component, as described in the prospectus.

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.

GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-  6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.

GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Yield Tables (%)

Class 2-A1A To Optional Call Date

	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	6.86	4.81	3.63	2.31	1.62
MDUR (yr)	5.88	4.29	3.31	2.17	1.54
First Prin Pay	1	1	1	1	1
Last Prin Pay	207	150	115	75	53

Class 2-A1A To Maturity

	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	7.29	5.23	3.98	2.55	1.78
MDUR (yr)	6.13	4.56	3.56	2.36	1.68
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

Class 2-A1B To Optional Call Date

	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	6.86	4.81	3.63	2.31	1.62
MDUR (yr)	5.86	4.27	3.30	2.17	1.54
First Prin Pay	1	1	1	1	1
Last Prin Pay	207	150	115	75	53

Class 2-A1AB To Maturity

	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	7.29	5.23	3.98	2.55	1.78
MDUR (yr)	6.10	4.54	3.55	2.35	1.68
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

Class 3-A1A To Optional Call Date

	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	6.79	4.77	3.60	2.30	1.61
MDUR (yr)	5.81	4.25	3.29	2.16	1.53
First Prin Pay	1	1	1	1	1
Last Prin Pay	207	150	115	75	53

Class 3-A1A To Maturity

	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	7.20	5.18	3.94	2.53	1.77
MDUR (yr)	6.06	4.51	3.53	2.34	1.67
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

Class 3-A1B To Optional Call Date

	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	6.79	4.77	3.60	2.30	1.61
MDUR (yr)	5.79	4.23	3.28	2.15	1.53
First Prin Pay	1	1	1	1	1
Last Prin Pay	207	150	115	75	53

Class 3-A1B To Maturity

	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	7.20	5.18	3.94	2.53	1.77
MDUR (yr)	6.03	4.50	3.52	2.34	1.67
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.

GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Effective Net WAC Cap(1)(2)

The Effective Net WAC Cap for the Class 2-A1A, Class 2-A1B, Class 3-A1A and Class 3-A1B Certificates will be equal to 10.50% for the second Distribution Date and every Distribution Date thereafter until the first possible Optional Call Date.

(1)

Assumes MTA, COFI and One-Month LIBOR increase instantaneously to 20.00% and the cashflows are run to the first possible Optional Call Date at the pricing prepayment speed.

(2)

Assumes proceeds from the related Yield Maintenance Agreement are included.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by

Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Mortgage Loan Statistics

As of the Cut-off Date

Total Current Balance:	$1,122,417,448
Number Of Loans:	3,520
		Minimum	Maximum
Average Current Balance:	$318,869	$18,400	$2,000,000
Average Original Balance:	$319,149	$18,400	$2,000,000
Weighted Average Current Mortgage Rate:	4.201%	1.000%	6.125%
Weighted Average Gross Margin:	2.692%	1.300%	4.400%
Weighted Average Maximum Mortgage Rate:	9.952%	7.000%	12.075%
Weighted Average Original Ltv Ratio:	73.72%	6.95%	95.00%
Weighted Average Negative Amortization
Limit:	114.96%	110.00%	115.00%
Weighted Average Payment Cap:	7.50%	7.50%	7.50%
Weighted Average Credit Score:	707	602	833
Weighted Average Original Term:	360 months	360 months	360 months
Weighted Average Remaining Term:	359 months	355 months	360 months
Weighted Average Months To Roll:	1 months	1 months	2 months
Weighted Average Rate Adjustment Frequency:	1 months	1 months	1 months
First Payment Date:		Aug 01, 2004	Jan 01, 2005
Maturity Date:		Jul 01, 2034	Dec 01, 2034
Top State Concentrations ($):	55.48 % California, 8.69 % Florida, 4.38 % Colorado
Maximum Zip Code Concentration ($):	0.53% 92677

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by

Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

INDEX:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

MTA	1,820	598,298,194.32	53.30
LIBOR	1,353	452,975,000.02	40.36
COST OF FUNDS	347	71,144,253.69	6.34
Total	3,520	1,122,417,448.03	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by

Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

CURRENT BALANCE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

18,400 - 50,000	7	282,710.59	0.03
50,001 - 100,000	177	14,419,476.83	1.28
100,001 - 150,000	480	61,547,556.43	5.48
150,001 - 200,000	480	84,813,453.27	7.56
200,001 - 250,000	466	105,308,106.15	9.38
250,001 - 300,000	479	131,929,973.90	11.75
300,001 - 350,000	339	110,029,380.34	9.80
350,001 - 400,000	262	98,828,660.10	8.80
400,001 - 450,000	183	78,306,394.88	6.98
450,001 - 500,000	168	80,492,398.09	7.17
500,001 - 550,000	99	52,024,965.37	4.64
550,001 - 600,000	85	48,929,852.44	4.36
600,001 - 650,000	86	54,536,585.44	4.86
650,001 - 700,000	30	20,452,587.05	1.82
700,001 - 750,000	22	15,999,469.15	1.43
750,001 - 800,000	22	17,160,902.92	1.53
800,001 - 850,000	12	9,879,258.53	0.88
850,001 - 900,000	21	18,471,421.74	1.65
900,001 - 950,000	18	16,749,102.90	1.49
950,001 - 1,000,000	31	30,779,015.52	2.74
1,000,001 - 1,050,000	7	7,233,952.71	0.64
1,050,001 - 1,100,000	4	4,317,164.38	0.38
1,100,001 - 1,150,000	1	1,150,000.00	0.10
1,150,001 - 1,200,000	7	8,216,062.98	0.73
1,200,001 - 1,250,000	2	2,437,000.00	0.22
1,250,001 - 1,300,000	4	5,150,344.97	0.46
1,300,001 - 1,350,000	5	6,647,354.36	0.59
1,350,001 - 1,400,000	3	4,143,380.81	0.37
1,400,001 - 1,450,000	3	4,274,400.00	0.38
1,450,001 - 1,500,000	9	13,425,290.35	1.20
1,500,001 - 1,550,000	1	1,508,306.90	0.13
1,550,001 - 1,600,000	1	1,551,844.09	0.14
1,750,001 - 1,800,000	2	3,536,174.83	0.32
1,850,001 - 1,900,000	1	1,885,000.00	0.17
1,950,001 - 2,000,000	3	5,999,900.00	0.53
Total	3,520	1,122,417,448.03	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by

Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

CURRENT MORTGAGE RATE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

1.000 - 1.000	5	976,600.00	0.09
1.001 - 1.250	1	360,000.00	0.03
1.251 - 1.500	1	18,400.00	0.00
1.501 - 1.750	315	105,100,852.09	9.36
2.001 - 2.250	91	20,619,020.82	1.84
2.251 - 2.500	1	107,500.00	0.01
2.501 - 2.750	10	2,201,307.32	0.20
3.001 - 3.250	8	2,641,869.90	0.24
3.251 - 3.500	8	3,190,666.08	0.28
3.501 - 3.750	27	8,321,384.39	0.74
3.751 - 4.000	78	31,509,347.28	2.81
4.001 - 4.250	164	61,005,325.91	5.44
4.251 - 4.500	1,006	387,808,367.59	34.55
4.501 - 4.750	1,209	358,765,334.84	31.96
4.751 - 5.000	300	77,457,330.52	6.90
5.001 - 5.250	140	29,385,506.07	2.62
5.251 - 5.500	111	25,231,579.03	2.25
5.501 - 5.750	26	4,262,303.90	0.38
5.751 - 6.000	10	1,846,429.69	0.16
6.001 - 6.125	9	1,608,322.60	0.14
Total	3,520	1,122,417,448.03	100.00

ORIGINAL TERM:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

360	3,520	1,122,417,448.03	100.00
Total	3,520	1,122,417,448.03	100.00

REMAINING TERM:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

355-360	3,520	1,122,417,448.03	100.00
Total	3,520	1,122,417,448.03	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by

Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

LOAN AGE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

<=0	10	2,185,000.00	0.19
1 – 5	3,510	1,120,232,448.03	99.81
Total	3,520	1,122,417,448.03	100.00

PROPERTY TYPE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

Single Family	2,163	706,610,105.82	62.95
PUD	762	260,804,941.83	23.24
Condominium	456	114,702,377.45	10.22
Two-Four Family	139	40,300,023.24	3.59
Total	3,520	1,122,417,448.03	100.00

PURPOSE CODE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

Cash Out Refinance	1,495	468,548,812.74	41.74
Purchase	1,324	453,991,656.24	40.45
Rate/Term Refinance	701	199,876,979.05	17.81
Total	3,520	1,122,417,448.03	100.00

OCCUPANCY:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

Primary	2,763	940,817,325.28	83.82
Investor	624	136,005,976.61	12.12
Second Home	133	45,594,146.14	4.06
Total	3,520	1,122,417,448.03	100.00

DOCUMENTATION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

Reduced Documentation	2,146	755,084,500.07	67.27
Full Documentation	884	246,877,330.22	22.00
Alternative Documentation	490	120,455,617.74	10.73
Total	3,520	1,122,417,448.03	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by

Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

GROSS MARGIN:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

1.300 - 1.500	10	3,852,734.14	0.34
1.501 - 1.750	15	3,872,576.39	0.35
1.751 - 2.000	51	18,547,018.32	1.65
2.001 - 2.250	184	62,833,354.31	5.60
2.251 - 2.500	661	260,281,169.66	23.19
2.501 - 2.750	962	322,232,722.18	28.71
2.751 - 3.000	892	260,046,909.98	23.17
3.001 - 3.250	447	127,714,373.70	11.38
3.251 - 3.500	229	48,950,002.95	4.36
3.501 - 3.750	37	8,427,857.48	0.75
3.751 - 4.000	18	3,166,279.69	0.28
4.001 - 4.250	12	1,983,049.22	0.18
4.251 - 4.400	2	509,400.00	0.05
Total	3,520	1,122,417,448.03	100.00

MAXIMUM MORTGAGE RATE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

7.000 - 7.000	1	247,409.00	0.02
7.751 - 8.000	1	271,339.28	0.02
9.001 - 9.250	1	287,313.68	0.03
9.501 - 9.750	1	310,474.77	0.03
9.751 - 10.000	3,495	1,116,627,437.80	99.48
10.001 - 10.250	1	184,608.89	0.02
10.251 - 10.500	12	1,991,776.03	0.18
10.751 - 11.000	5	1,296,721.82	0.12
11.001 - 11.250	1	219,295.65	0.02
11.251 - 11.500	1	729,073.12	0.06
12.001 - 12.075	1	251,997.99	0.02
Total	3,520	1,122,417,448.03	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by

Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

ORIGINAL LTV RATIO:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

6.95 - 10.00	2	592,000.00	0.05
15.01 - 20.00	4	1,522,756.50	0.14
20.01 - 25.00	6	588,960.25	0.05
25.01 - 30.00	9	3,027,460.97	0.27
30.01 - 35.00	18	3,853,825.77	0.34
35.01 - 40.00	26	5,182,714.21	0.46
40.01 - 45.00	31	7,260,670.95	0.65
45.01 - 50.00	61	17,514,209.68	1.56
50.01 - 55.00	80	30,127,899.61	2.68
55.01 - 60.00	116	41,235,542.47	3.67
60.01 - 65.00	181	74,848,368.55	6.67
65.01 - 70.00	373	127,879,729.51	11.39
70.01 - 75.00	527	193,213,695.14	17.21
75.01 - 80.00	1,912	579,520,626.09	51.63
80.01 - 85.00	11	2,355,930.63	0.21
85.01 - 90.00	76	16,709,762.16	1.49
90.01 - 95.00	87	16,983,295.54	1.51
Total	3,520	1,122,417,448.03	100.00

CREDIT SCORE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

<= 619	14	4,518,153.31	0.40
620 - 650	353	106,033,898.65	9.45
651 - 675	577	180,090,085.86	16.04
676 - 700	717	233,186,753.58	20.78
701 - 725	643	220,413,526.31	19.64
726 - 750	510	160,100,265.54	14.26
751 - 775	438	139,803,475.37	12.46
776 - 800	226	67,938,819.38	6.05
801 - 825	40	9,790,720.02	0.87
826 - 833	2	541,750.00	0.05
Total	3,520	1,122,417,448.03	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by

Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

PREPAY PENALTY TERM:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

N/A	2,021	737,117,506.24	65.67
12.00	6	1,276,947.17	0.11
36.00	1,234	295,714,329.92	26.35
60.00	259	88,308,664.70	7.87
Total	3,520	1,122,417,448.03	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by

Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

STATE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

California	1,572	622,689,212.11	55.48
Florida	388	97,554,586.30	8.69
Colorado	189	49,156,871.51	4.38
Nevada	158	42,862,468.70	3.82
Washington	108	27,381,116.88	2.44
New Jersey	81	25,227,555.55	2.25
Arizona	93	21,098,189.84	1.88
Massachusetts	50	18,716,149.60	1.67
Virginia	59	18,314,603.21	1.63
Illinois	55	16,739,566.79	1.49
Utah	56	14,801,918.32	1.32
Maryland	34	11,083,855.49	0.99
Oregon	51	10,950,651.74	0.98
New York	30	10,849,784.54	0.97
Pennsylvania	51	10,350,729.29	0.92
Michigan	43	10,306,143.65	0.92
Texas	52	10,179,891.13	0.91
North Carolina	40	9,161,006.89	0.82
Wisconsin	33	9,133,726.90	0.81
Connecticut	36	9,025,160.26	0.80
Minnesota	33	7,158,543.69	0.64
Hawaii	18	6,928,111.98	0.62
Ohio	33	5,977,821.86	0.53
Georgia	24	5,398,455.15	0.48
Delaware	10	5,003,941.57	0.45
Idaho	25	4,816,162.99	0.43
South Carolina	18	4,814,025.58	0.43
Indiana	29	4,778,813.76	0.43
Kentucky	22	4,485,967.53	0.40
Tennessee	24	4,351,321.75	0.39
New Hampshire	12	3,655,770.12	0.33
Missouri	15	2,970,901.99	0.26
Wyoming	3	2,565,400.00	0.23
New Mexico	8	2,248,369.95	0.20
Kansas	9	2,058,722.48	0.18
Alabama	10	1,570,171.40	0.14
Oklahoma	11	1,521,293.72	0.14
Rhode Island	7	1,360,117.12	0.12
District of Columbia	4	1,130,822.47	0.10
Arkansas	5	842,827.38	0.08
Iowa	4	631,800.00	0.06
Alaska	3	621,802.98	0.06
Louisiana	4	500,182.87	0.04
West Virginia	3	460,000.00	0.04
Vermont	3	444,400.00	0.04
Nebraska	1	198,400.00	0.02
Montana	2	197,111.00	0.02
Mississippi	1	143,000.00	0.01
Total	3,520	1,122,417,448.03	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by

Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Group 1 Mortgage Loan Statistics

As of the Cut-off Date

Total Current Balance:	455,345,759
Number Of Loans:	2,197
		Minimum	Maximum
Average Current Balance:	$207,258	$18,400	$600,000
Average Original Balance:	$207,427	$18,400	$600,000

Weighted Average Current Mortgage Rate:	4.270%	1.000%	6.125%
Weighted Average Gross Margin:	2.794%	1.300%	4.400%
Weighted Average Maximum Mortgage Rate:	9.952%	7.000%	12.075%

Weighted Average Original Ltv Ratio:	74.41%	8.00%	95.00%

Weighted Average Negative Amortization Limit:	114.96%	110.00%	115.00%
Weighted Average Payment Cap:	7.50%	7.50%	7.50%

Weighted Average Credit Score:	706	620	820

Weighted Average Original Term:	360 months	360 months	360 months
Weighted Average Remaining Term:	359 months	355 months	360 months

Weighted Average Months To Roll:	1 months	1 months	2 months
Weighted Average Rate Adjustment Frequency:	1 months	1 months	1 months

First Payment Date:		Aug 01, 2004	Jan 01, 2005
Maturity Date:		Jul 01, 2034	Dec 01, 2034

Top State Concentrations ($):	39.98 % California, 11.14 % Florida, 5.64 % Nevada
Maximum Zip Code Concentration ($):	0.53% 89141

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by

Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

INDEX:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

MTA	1,107	231,811,058.57	50.91
LIBOR	743	152,390,446.99	33.47
COST OF FUNDS	347	71,144,253.69	15.62
Total	2,197	455,345,759.25	100.00

CURRENT BALANCE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

18,400 - 50,000	7	282,710.59	0.06
50,001 - 100,000	157	12,811,758.83	2.81
100,001 - 150,000	448	57,374,955.24	12.60
150,001 - 200,000	450	79,598,944.27	17.48
200,001 - 250,000	436	98,562,057.42	21.65
250,001 - 300,000	442	121,529,997.51	26.69
300,001 - 350,000	228	72,498,656.93	15.92
350,001 - 400,000	14	5,331,313.59	1.17
400,001 - 450,000	4	1,662,500.00	0.37
450,001 - 500,000	6	2,937,433.24	0.65
500,001 - 550,000	3	1,561,614.58	0.34
550,001 - 600,000	2	1,193,817.04	0.26
Total	2,197	455,345,759.25	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by

Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

CURRENT MORTGAGE RATE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

1.000 - 1.000	5	976,600.00	0.21
1.251 - 1.500	1	18,400.00	0.00
1.501 - 1.750	198	41,007,724.79	9.01
2.001 - 2.250	73	13,787,414.25	3.03
2.251 - 2.500	1	107,500.00	0.02
2.501 - 2.750	9	1,746,307.32	0.38
3.001 - 3.250	5	990,687.60	0.22
3.251 - 3.500	4	805,472.29	0.18
3.501 - 3.750	19	3,280,610.91	0.72
3.751 - 4.000	25	5,426,649.79	1.19
4.001 - 4.250	75	15,700,512.56	3.45
4.251 - 4.500	499	111,156,526.54	24.41
4.501 - 4.750	820	170,564,493.38	37.46
4.751 - 5.000	209	40,139,431.36	8.82
5.001 - 5.250	122	24,261,606.22	5.33
5.251 - 5.500	89	17,850,884.05	3.92
5.501 - 5.750	25	4,165,185.90	0.91
5.751 - 6.000	10	1,846,429.69	0.41
6.001 - 6.125	8	1,513,322.60	0.33
Total	2,197	455,345,759.25	100.00

ORIGINAL TERM:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

360	2,197	455,345,759.25	100.00
Total	2,197	455,345,759.25	100.00

REMAINING TERM:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

355 - 360	2,197	455,345,759.25	100.00
Total	2,197	455,345,759.25	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by

Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

LOAN AGE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

<=0	8	1,370,000.00	0.30
1 – 5	2,189	453,975,759.25	99.70
Total	2,197	455,345,759.25	100.00

PROPERTY TYPE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

Single Family	1,316	267,465,388.98	58.74
PUD	437	92,370,854.58	20.29
Condominium	326	65,965,304.67	14.49
Two-Four Family	118	29,544,211.02	6.49
Total	2,197	455,345,759.25	100.00

PURPOSE CODE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

Cash Out Refinance	969	208,510,658.13	45.79
Purchase	749	155,552,202.92	34.16
Rate/Term Refinance	479	91,282,898.20	20.05
Total	2,197	455,345,759.25	100.00

OCCUPANCY:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

Primary	1,635	351,154,188.97	77.12
Investor	471	86,711,923.84	19.04
Second Home	91	17,479,646.44	3.84
Total	2,197	455,345,759.25	100.00

DOCUMENTATION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

Reduced Documentation	1,172	254,141,079.73	55.81
Full Documentation	664	129,651,479.81	28.47
Alternative Documentation	361	71,553,199.70	15.71
Total	2,197	455,345,759.25	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by

Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

GROSS MARGIN:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

1.300 - 1.500	6	1,132,274.24	0.25
1.501 - 1.750	12	2,221,394.09	0.49
1.751 - 2.000	18	3,395,635.21	0.75
2.001 - 2.250	95	18,620,850.90	4.09
2.251 - 2.500	330	72,091,836.51	15.83
2.501 - 2.750	558	118,785,258.43	26.09
2.751 - 3.000	607	124,331,729.58	27.30
3.001 - 3.250	322	68,106,707.32	14.96
3.251 - 3.500	191	36,295,233.78	7.97
3.501 - 3.750	27	4,801,110.28	1.05
3.751 - 4.000	18	3,166,279.69	0.70
4.001 - 4.250	11	1,888,049.22	0.41
4.251 - 4.400	2	509,400.00	0.11
Total	2,197	455,345,759.25	100.00

MAXIMUM MORTGAGE RATE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

7.000 - 7.000	1	247,409.00	0.05
7.751 - 8.000	1	271,339.28	0.06
9.001 - 9.250	1	287,313.68	0.06
9.501 - 9.750	1	310,474.77	0.07
9.751 - 10.000	2,174	450,731,822.14	98.99
10.001 - 10.250	1	184,608.89	0.04
10.251 - 10.500	12	1,991,776.03	0.44
10.751 - 11.000	4	849,721.82	0.19
11.001 - 11.250	1	219,295.65	0.05
12.001 - 12.075	1	251,997.99	0.06
Total	2,197	455,345,759.25	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by

Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

ORIGINAL LTV RATIO:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

8.00 - 10.00	1	140,000.00	0.03
15.01 - 20.00	2	417,577.81	0.09
20.01 - 25.00	5	518,960.25	0.11
25.01 - 30.00	5	800,364.75	0.18
30.01 - 35.00	15	2,328,759.50	0.51
35.01 - 40.00	24	3,952,714.21	0.87
40.01 - 45.00	26	4,806,078.95	1.06
45.01 - 50.00	46	8,738,732.04	1.92
50.01 - 55.00	54	11,245,745.59	2.47
55.01 - 60.00	74	15,586,570.46	3.42
60.01 - 65.00	106	20,561,409.18	4.52
65.01 - 70.00	231	47,581,325.26	10.45
70.01 - 75.00	272	57,625,518.74	12.66
75.01 - 80.00	1,186	252,846,160.32	55.53
80.01 - 85.00	10	2,153,930.63	0.47
85.01 - 90.00	65	12,717,022.02	2.79
90.01 - 95.00	75	13,324,889.54	2.93
Total	2,197	455,345,759.25	100.00

CREDIT SCORE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

620 - 650	245	50,891,790.95	11.18
651 - 675	373	80,788,036.31	17.74
676 - 700	440	91,845,485.65	20.17
701 - 725	379	78,113,113.31	17.15
726 - 750	316	64,960,431.59	14.27
751 - 775	270	55,571,906.79	12.20
776 - 800	143	27,612,793.48	6.06
801 - 820	31	5,562,201.16	1.22
Total	2,197	455,345,759.25	100.00

PREPAY PENALTY TERM:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

0.00	1,122	235,913,173.73	51.81
12.00	5	1,171,574.98	0.26
36.00	1,070	218,261,010.54	47.93
Total	2,197	455,345,759.25	100.00

STATE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

California	730	182,048,637.77	39.98
Florida	284	50,735,774.85	11.14
Nevada	119	25,700,900.61	5.64
Colorado	126	24,155,204.96	5.30
Washington	86	16,727,393.07	3.67
Arizona	74	12,480,857.09	2.74
New Jersey	56	11,884,698.73	2.61
Massachusetts	37	9,729,662.79	2.14
Virginia	39	9,035,927.59	1.98
Utah	43	7,924,722.85	1.74
Illinois	39	7,835,874.45	1.72
Pennsylvania	43	7,459,361.87	1.64
Michigan	37	6,837,957.65	1.50
Oregon	40	6,776,744.39	1.49
Minnesota	31	6,188,943.69	1.36
Connecticut	29	6,035,140.26	1.33
Texas	37	5,433,733.10	1.19
New York	21	5,161,840.36	1.13
Ohio	31	4,592,760.90	1.01
North Carolina	28	4,351,238.57	0.96
Wisconsin	25	4,177,964.90	0.92
Indiana	27	3,797,813.76	0.83
Maryland	20	3,738,400.88	0.82
Tennessee	21	3,183,361.85	0.70
Idaho	19	3,092,912.99	0.68
Georgia	19	3,037,289.03	0.67
Hawaii	11	2,984,611.98	0.66
Kentucky	16	2,481,222.53	0.54
South Carolina	14	2,076,433.52	0.46
Missouri	14	1,989,777.61	0.44
New Hampshire	7	1,596,331.56	0.35
Alabama	10	1,570,171.40	0.34
Rhode Island	7	1,360,117.12	0.30
Delaware	5	1,157,691.57	0.25
Oklahoma	9	1,099,040.00	0.24
Kansas	7	1,074,500.00	0.24
New Mexico	6	904,396.31	0.20
Arkansas	5	842,827.38	0.19
District of Columbia	3	750,822.47	0.16
Iowa	4	631,800.00	0.14
Alaska	3	621,802.98	0.14
Louisiana	4	500,182.87	0.11
West Virginia	3	460,000.00	0.10
Vermont	3	444,400.00	0.10
Nebraska	1	198,400.00	0.04
Montana	2	197,111.00	0.04
Mississippi	1	143,000.00	0.03
Wyoming	1	136,000.00	0.03
Total	2,197	455,345,759.25	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by

Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Group 2 Mortgage Loan Statistics

As of the Cut-off Date

Total Current Balance:	300,584,553
Number Of Loans:	610
		Minimum	Maximum
Average Current Balance:	$492,762	$51,900	$2,000,000
Average Original Balance:	$493,078	$51,900	$2,000,000

Weighted Average Current Mortgage Rate:	4.036%	1.250%	6.025%
Weighted Average Gross Margin:	2.436%	1.300%	4.025%
Weighted Average Maximum Mortgage Rate:	9.951%	9.950%	10.950%

Weighted Average Original Ltv Ratio:	72.86%	16.05%	95.00%

Weighted Average Negative Amortization Limit:	114.95%	110.00%	115.00%
Weighted Average Payment Cap:	7.50%	7.50%	7.50%

Weighted Average Credit Score:	707	602	833

Weighted Average Original Term:	360 months	360 months	360 months
Weighted Average Remaining Term:	359 months	356 months	360 months

Weighted Average Months To Roll:	1 months	1 months	2 months
Weighted Average Rate Adjustment Frequency:	1 months	1 months	1 months

First Payment Date:		Sep 01, 2004	Jan 01, 2005
Maturity Date:		Aug 01, 2034	Dec 01, 2034

Top State Concentrations ($):	62.34 % California, 7.09 % Florida, 3.37 % Nevada
Maximum Zip Code Concentration ($):	1.32% 92651

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by

Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

INDEX:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

LIBOR	610	300,584,553.03	100.00
Total	610	300,584,553.03	100.00

CURRENT BALANCE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

51,900 - 100,000	16	1,284,018.00	0.43
100,001 - 150,000	22	2,824,074.00	0.94
150,001 - 200,000	24	4,223,840.00	1.41
200,001 - 250,000	26	5,898,442.73	1.96
250,001 - 300,000	28	7,886,491.79	2.62
300,001 - 350,000	57	19,127,216.07	6.36
350,001 - 400,000	103	38,933,866.79	12.95
400,001 - 450,000	69	29,471,189.13	9.80
450,001 - 500,000	59	28,205,928.83	9.38
500,001 - 550,000	38	19,983,485.27	6.65
550,001 - 600,000	31	17,913,603.16	5.96
600,001 - 650,000	31	19,535,880.11	6.50
650,001 - 700,000	14	9,495,503.41	3.16
700,001 - 750,000	7	5,042,942.96	1.68
750,001 - 800,000	10	7,786,448.94	2.59
800,001 - 850,000	8	6,563,891.13	2.18
850,001 - 900,000	12	10,568,230.50	3.52
900,001 - 950,000	8	7,423,579.42	2.47
950,001 - 1,000,000	19	18,816,862.39	6.26
1,000,001 - 1,050,000	5	5,178,952.71	1.72
1,100,001 - 1,150,000	1	1,150,000.00	0.38
1,150,001 - 1,200,000	2	2,347,187.98	0.78
1,250,001 - 1,300,000	2	2,563,114.82	0.85
1,300,001 - 1,350,000	3	3,984,250.00	1.33
1,350,001 - 1,400,000	2	2,755,880.81	0.92
1,450,001 - 1,500,000	7	10,445,290.35	3.47
1,500,001 - 1,550,000	1	1,508,306.90	0.50
1,750,001 - 1,800,000	1	1,781,174.83	0.59
1,850,001 - 1,900,000	1	1,885,000.00	0.63
1,950,001 - 2,000,000	3	5,999,900.00	2.00
Total	610	300,584,553.03	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by

Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

CURRENT MORTGAGE RATE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

1.250 - 1.250	1	360,000.00	0.12
1.501 - 1.750	69	38,468,148.16	12.80
2.001 - 2.250	14	5,592,817.57	1.86
2.501 - 2.750	1	455,000.00	0.15
3.251 - 3.500	3	1,938,959.90	0.65
3.751 - 4.000	30	13,380,901.21	4.45
4.001 - 4.250	59	27,485,386.77	9.14
4.251 - 4.500	241	135,927,118.35	45.22
4.501 - 4.750	100	44,034,409.97	14.65
4.751 - 5.000	66	26,538,127.47	8.83
5.001 - 5.250	10	1,925,259.65	0.64
5.251 - 5.500	14	4,286,305.98	1.43
5.501 - 5.750	1	97,118.00	0.03
6.001 - 6.025	1	95,000.00	0.03
Total	610	300,584,553.03	100.00

ORIGINAL TERM:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

360	610	300,584,553.03	100.00
Total	610	300,584,553.03	100.00

REMAINING TERM:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

356 - 360	610	300,584,553.03	100.00
Total	610	300,584,553.03	100.00

CURRENT MORTGAGE RATE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

<= 0	2	815,000,000	0.27
1 - 4	608	299,769,553.03	99.73
Total	610	300,584,553.03	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by

Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

PROPERTY TYPE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

Single Family	368	195,975,389.00	65.20
PUD	160	76,734,210.82	25.53
Condominium	68	21,543,323.70	7.17
Two-Four Family	14	6,331,629.52	2.11
Total	610	300,584,553.03	100.00

PURPOSE CODE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

Purchase	267	136,430,205.77	45.39
Cash Out Refinance	230	109,223,667.55	36.34
Rate/Term Refinance	113	54,930,679.72	18.27
Total	610	300,584,553.03	100.00

OCCUPANCY:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

Primary	496	257,263,073.48	85.59
Investor	89	28,274,429.85	9.41
Second Home	25	15,047,049.70	5.01
Total	610	300,584,553.03	100.00

DOCUMENTATION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

Reduced Documentation	432	219,022,810.20	72.87
Full Documentation	85	47,597,053.38	15.83
Alternative Documentation	93	33,964,689.45	11.30
Total	610	300,584,553.03	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by

Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

GROSS MARGIN:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

1.300 - 1.500	4	2,720,459.90	0.91
1.751 - 2.000	30	13,380,901.21	4.45
2.001 - 2.250	75	36,304,477.94	12.08
2.251 - 2.500	282	159,607,475.34	53.10
2.501 - 2.750	106	47,042,859.97	15.65
2.751 - 3.000	80	32,972,773.19	10.97
3.001 - 3.250	11	2,419,275.50	0.80
3.251 - 3.500	20	5,944,211.98	1.98
3.501 - 3.750	1	97,118.00	0.03
4.001 - 4.025	1	95,000.00	0.03
Total	610	300,584,553.03	100.00

MAXIMUM MORTGAGE RATE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

9.950 - 10.000	609	300,137,553.03	99.85
10.751 - 10.950	1	447,000.00	0.15
Total	610	300,584,553.03	100.00

ORIGINAL LTV RATIO:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

16.05 - 20.00	2	1,105,178.69	0.37
20.01 - 25.00	1	70,000.00	0.02
25.01 - 30.00	2	480,000.00	0.16
30.01 - 35.00	2	1,085,000.00	0.36
35.01 - 40.00	1	150,000.00	0.05
40.01 - 45.00	2	1,226,267.00	0.41
45.01 - 50.00	8	5,065,849.97	1.69
50.01 - 55.00	11	9,908,741.91	3.30
55.01 - 60.00	22	13,738,324.80	4.57
60.01 - 65.00	33	24,719,772.04	8.22
65.01 - 70.00	67	38,544,646.72	12.82
70.01 - 75.00	104	52,003,126.00	17.30
75.01 - 80.00	344	149,403,665.47	49.70
85.01 - 90.00	4	1,206,226.43	0.40
90.01 - 95.00	7	1,877,754.00	0.62
Total	610	300,584,553.03	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by

Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

CREDIT SCORE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

<= 619	9	3,388,386.50	1.13
620 - 650	52	27,595,854.31	9.18
651 - 675	95	42,866,559.77	14.26
676 - 700	133	65,519,745.25	21.80
701 - 725	114	65,488,549.06	21.79
726 - 750	85	38,988,324.79	12.97
751 - 775	73	34,612,106.71	11.51
776 - 800	40	18,234,757.78	6.07
801 - 825	7	3,348,518.86	1.11
826 - 833	2	541,750.00	0.18
Total	610	300,584,553.03	100.00

PREPAY PENALTY TERM:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

0.00	363	209,780,813.41	69.79
36.00	39	18,822,972.09	6.26
60.00	208	71,980,767.53	23.95
Total	610	300,584,553.03	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by

Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

STATE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

California	351	187,370,354.83	62.34
Florida	59	21,316,664.66	7.09
Nevada	24	10,117,907.62	3.37
New Jersey	15	8,094,125.26	2.69
Massachusetts	11	7,974,054.67	2.65
Colorado	25	7,119,464.23	2.37
Illinois	11	6,210,746.37	2.07
Washington	12	5,655,873.44	1.88
Virginia	12	5,528,687.21	1.84
Arizona	12	4,968,322.00	1.65
North Carolina	10	4,362,796.13	1.45
Maryland	8	4,066,324.29	1.35
New York	6	4,043,562.84	1.35
Wisconsin	6	3,813,855.00	1.27
Texas	7	2,333,814.03	0.78
Utah	6	2,079,407.24	0.69
Georgia	4	2,019,582.08	0.67
South Carolina	2	1,895,592.06	0.63
Delaware	3	1,850,000.00	0.62
Connecticut	3	1,131,600.00	0.38
Oregon	4	1,037,900.00	0.35
Missouri	1	981,124.38	0.33
Michigan	2	958,400.00	0.32
Kentucky	2	867,500.00	0.29
Tennessee	2	825,959.90	0.27
Idaho	3	810,900.00	0.27
Pennsylvania	3	736,542.95	0.25
Minnesota	1	618,400.00	0.21
Indiana	1	562,500.00	0.19
Kansas	1	486,338.12	0.16
Oklahoma	2	422,253.72	0.14
New Hampshire	1	324,000.00	0.11
Total	610	300,584,553.03	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by

Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Group 3 Mortgage Loan Statistics
As of the Cut-off Date

Total Current Balance:	366,487,136
Number Of Loans:	713
		Minimum	Maximum
Average Current Balance:	$514,007	$66,500	$1,755,000
Average Original Balance:	$514,599	$66,500	$1,755,000

Weighted Average Current Mortgage Rate:	4.252%	1.750%	5.377%
Weighted Average Gross Margin:	2.776%	1.550%	3.700%

Weighted Average Maximum Mortgage Rate:	9.953%	9.950%	11.375%

Weighted Average Original Ltv Ratio:	73.56%	6.95%	95.00%

Weighted Average Negative Amortization Limit:	114.98%	110.00%	115.00%
Weighted Average Payment Cap:	7.50%	7.50%	7.50%

Weighted Average Credit Score:	710	613	809

Weighted Average Original Term:	360 months	360 months	360 months
Weighted Average Remaining Term:	359 months	357 months	359 months

Weighted Average Months To Roll:	1 months	1 months	2 months
Weighted Average Rate Adjustment Frequency:	1 months	1 months	1 months

First Payment Date:		Oct 01, 2004	Dec 01, 2004
Maturity Date:		Sep 01, 2034	Nov 01, 2034

Top State Concentrations ($):	69.11 % California, 6.96 % Florida, 4.88 % Colorado
Maximum Zip Code Concentration ($):	1.09% 92677

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by

Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

INDEX:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

MTA	713	366,487,135.75	100.00
Total	713	366,487,135.75	100.00

CURRENT BALANCE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

66,500 - 100,000	4	323,700.00	0.09
100,001 - 150,000	10	1,348,527.19	0.37
150,001 - 200,000	6	990,669.00	0.27
200,001 - 250,000	4	847,606.00	0.23
250,001 - 300,000	9	2,513,484.60	0.69
300,001 - 350,000	54	18,403,507.34	5.02
350,001 - 400,000	145	54,563,479.72	14.89
400,001 - 450,000	110	47,172,705.75	12.87
450,001 - 500,000	103	49,349,036.01	13.47
500,001 - 550,000	58	30,479,865.52	8.32
550,001 - 600,000	52	29,822,432.24	8.14
600,001 - 650,000	55	35,000,705.33	9.55
650,001 - 700,000	16	10,957,083.64	2.99
700,001 - 750,000	15	10,956,526.19	2.99
750,001 - 800,000	12	9,374,453.98	2.56
800,001 - 850,000	4	3,315,367.40	0.90
850,001 - 900,000	9	7,903,191.25	2.16
900,001 - 950,000	10	9,325,523.48	2.54
950,001 - 1,000,000	12	11,962,153.13	3.26
1,000,001 - 1,050,000	2	2,055,000.00	0.56
1,050,001 - 1,100,000	4	4,317,164.38	1.18
1,150,001 - 1,200,000	5	5,868,875.00	1.60
1,200,001 - 1,250,000	2	2,437,000.00	0.66
1,250,001 - 1,300,000	2	2,587,230.15	0.71
1,300,001 - 1,350,000	2	2,663,104.36	0.73
1,350,001 - 1,400,000	1	1,387,500.00	0.38
1,400,001 - 1,450,000	3	4,274,400.00	1.17
1,450,001 - 1,500,000	2	2,980,000.00	0.81
1,550,001 - 1,600,000	1	1,551,844.09	0.42
1,750,001 - 1,755,000	1	1,755,000.00	0.48
Total	713	366,487,135.75	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by

Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

CURRENT MORTGAGE RATE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

1.750 - 1.750	48	25,624,979.14	6.99
2.001 - 2.250	4	1,238,789.00	0.34
3.001 - 3.250	3	1,651,182.30	0.45
3.251 - 3.500	1	446,233.89	0.12
3.501 - 3.750	8	5,040,773.48	1.38
3.751 - 4.000	23	12,701,796.28	3.47
4.001 - 4.250	30	17,819,426.58	4.86
4.251 - 4.500	266	140,724,722.69	38.40
4.501 - 4.750	289	144,166,431.48	39.34
4.751 - 5.000	25	10,779,771.70	2.94
5.001 - 5.250	8	3,198,640.20	0.87
5.251 - 5.377	8	3,094,389.00	0.84
Total	713	366,487,135.75	100.00

ORIGINAL TERM:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

360	713	366,487,135.75	100.00
Total	713	366,487,135.75	100.00

REMAINING TERM:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

357 – 359	713	366,487,135.75	100.00
Total	713	366,487,135.75	100.00

LOAN AGE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

1 - 3	713	366,487,135.75	100.00
Total	713	366,487,135.75	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by

Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

PROPERTY TYPE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

Single Family	479	243,169,327.84	66.35
PUD	165	91,699,876.43	25.02
Condominium	62	27,193,748.78	7.42
Two-Four Family	7	4,424,182.70	1.21
Total	713	366,487,135.75	100.00

PURPOSE CODE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

Purchase	308	162,009,247.55	44.21
Cash Out Refinance	296	150,814,487.07	41.15
Rate/Term Refinance	109	53,663,401.13	14.64
Total	713	366,487,135.75	100.00

OCCUPANCY:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

Primary	632	332,400,062.83	90.70
Investor	64	21,019,622.91	5.74
Second Home	17	13,067,450.00	3.57
Total	713	366,487,135.75	100.00

DOCUMENTATION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

Reduced Documentation	542	281,920,610.14	76.93
Full Documentation	135	69,628,797.02	19.00
Alternative Documentation	36	14,937,728.58	4.08
Total	713	366,487,135.75	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by

Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

GROSS MARGIN:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

1.550 - 1.750	3	1,651,182.30	0.45
1.751 - 2.000	3	1,770,481.90	0.48
2.001 - 2.250	14	7,908,025.47	2.16
2.251 - 2.500	49	28,581,857.81	7.80
2.501 - 2.750	298	156,404,603.78	42.68
2.751 - 3.000	205	102,742,407.21	28.03
3.001 - 3.250	114	57,188,390.88	15.60
3.251 - 3.500	18	6,710,557.19	1.83
3.501 - 3.700	9	3,529,629.20	0.96
Total	713	366,487,135.75	100.00

MAXIMUM MORTGAGE RATE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

9.950 - 10.000	712	365,758,062.63	99.80
11.251 - 11.375	1	729,073.12	0.20
Total	713	366,487,135.75	100.00

ORIGINAL LTV RATIO:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

6.95 - 10.00	1	452,000.00	0.12
25.01 - 30.00	2	1,747,096.22	0.48
30.01 - 35.00	1	440,066.27	0.12
35.01 - 40.00	1	1,080,000.00	0.29
40.01 - 45.00	3	1,228,325.00	0.34
45.01 - 50.00	7	3,709,627.67	1.01
50.01 - 55.00	15	8,973,412.11	2.45
55.01 - 60.00	20	11,910,647.21	3.25
60.01 - 65.00	42	29,567,187.33	8.07
65.01 - 70.00	75	41,753,757.52	11.39
70.01 - 75.00	151	83,585,050.40	22.81
75.01 - 80.00	382	177,270,800.29	48.37
80.01 - 85.00	1	202,000.00	0.06
85.01 - 90.00	7	2,786,513.71	0.76
90.01 - 95.00	5	1,780,652.00	0.49
Total	713	366,487,135.75	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by

Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

CREDIT SCORE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

<= 619	5	1,129,766.81	0.31
620 - 650	56	27,546,253.39	7.52
651 - 675	109	56,435,489.77	15.40
676 - 700	144	75,821,522.68	20.69
701 - 725	150	76,811,863.94	20.96
726 - 750	109	56,151,509.16	15.32
751 - 775	95	49,619,461.87	13.54
776 - 800	43	22,091,268.13	6.03
801 - 809	2	880,000.00	0.24
Total	713	366,487,135.75	100.00

PREPAY PENALTY TERM:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

0.00	536	291,423,519.10	79.52
12.00	1	105,372.19	0.03
36.00	125	58,630,347.28	16.00
60.00	51	16,327,897.17	4.46
Total	713	366,487,135.75	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by

Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

PREPAY PENALTY TERM:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

California	491	253,270,219.51	69.11
Florida	45	25,502,146.79	6.96
Colorado	38	17,882,202.32	4.88
Nevada	15	7,043,660.47	1.92
New Jersey	10	5,248,731.56	1.43
Washington	10	4,997,850.37	1.36
Utah	7	4,797,788.23	1.31
Hawaii	7	3,943,500.00	1.08
Virginia	8	3,749,988.41	1.02
Arizona	7	3,649,010.75	1.00
Maryland	6	3,279,130.32	0.89
Oregon	7	3,136,007.35	0.86
Illinois	5	2,692,945.97	0.73
Michigan	4	2,509,786.00	0.68
Wyoming	2	2,429,400.00	0.66
Texas	8	2,412,344.00	0.66
Pennsylvania	5	2,154,824.47	0.59
Delaware	2	1,996,250.00	0.54
Connecticut	4	1,858,420.00	0.51
New Hampshire	4	1,735,438.56	0.47
New York	3	1,644,381.34	0.45
Ohio	2	1,385,060.96	0.38
New Mexico	2	1,343,973.64	0.37
Wisconsin	2	1,141,907.00	0.31
Kentucky	4	1,137,245.00	0.31
Massachusetts	2	1,012,432.14	0.28
Idaho	3	912,350.00	0.25
South Carolina	2	842,000.00	0.23
Kansas	1	497,884.36	0.14
North Carolina	2	446,972.19	0.12
Indiana	1	418,500.00	0.11
District of Columbia	1	380,000.00	0.10
Minnesota	1	351,200.00	0.10
Tennessee	1	342,000.00	0.09
Georgia	1	341,584.04	0.09
Total	713	366,487,135.75	100.00